UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: January 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Asset Allocation Funds

Semi-Annual Report January 31, 2018

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R6	Class I

Nuveen Multi-Asset Income Fund	NMKAX	NMKCX	NMKRX	NMKIX
Nuveen Multi-Asset Income Tax-Aware Fund	NMXAX	NMXCX	NMXRX	NMXIX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Financial markets ended 2017 on a high note. Concurrent growth across the world’s major economies, strong corporate profits, low inflation and accommodative central banks provided an optimal environment for rising asset prices with remarkably low volatility. Political risks, which were expected to be a wildcard in 2017, did not materialize. The Trump administration achieved one of its major policy goals with the passage of the Tax Cuts and Jobs Act, the European Union (EU) member governments elected EU-friendly leadership, Brexit negotiations moved forward and China’s 19th Party Congress concluded with no major surprises in its economic policy objectives.

Conditions have turned more volatile in 2018, but the positive fundamentals underpinning the markets’ rise over the past year remain intact. In early February, fears of rising inflation, which could prompt more aggressive action by the Federal Reserve (Fed), trigged a widespread sell-off across U.S. and global equity markets. Yet, global economies are still expanding and corporate earnings look healthy, which helped markets stabilize and partially recover the losses.

We do believe volatility will continue to feature more prominently in 2018. Interest rates have been rising and inflation pressures are mounting. Jerome Powell’s first testimony as Fed Chairman increased the likelihood of four rate hikes in 2018, up from three projected at the end of 2017, while also emphasizing the gradual pace of rate hikes established by his predecessor will continue. Investors are uncertain about how markets will react amid tighter financial conditions. After the relative calm of the past few years, it’s anticipated that price fluctuations will begin trending toward a more historically normal range. But we also note that signs foreshadowing recession are lacking at this point.

Maintaining perspective can be difficult with daily headlines focused predominantly on short-term news. Nuveen believes this can be an opportune time to check in with your financial advisor. Strong market appreciation such as that in 2017 may create an imbalance in a diversified portfolio. Your advisor can help you reexamine your investment goals and risk tolerance, and realign your portfolio’s investment mix, if appropriate. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

March 22, 2018

4	NUVEEN

Portfolio Manager’s

Comments

Nuveen Multi-Asset Income Fund

Nuveen Multi-Asset Income Tax-Aware Fund

These Funds feature portfolio management by Nuveen Investment Advisers, LLC, an affiliate of Nuveen, LLC. Anurag Dugar is the portfolio manager for the two Funds. He began managing the Funds in December 2017, replacing the Funds’ previous manager. Here Anurag discusses key investment strategies and the six-month performance of the Funds.

How did the Funds perform during the six-month reporting period ended January 31, 2018?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the six-month, one-year and since inception periods ended January 31, 2018. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate blended benchmark, primary Index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in the report.

Nuveen Multi-Asset Income Fund

What was the Fund’s investment strategy and how did the Fund perform during the six-month reporting period ended January 31, 2018?

The Fund’s Class A Shares at NAV outperformed the Bloomberg Barclays U.S. Universal Index and the Nuveen Multi-Asset Income Fund Blended Benchmark, which represents a blended return composed of 60% Bloomberg Barclays U.S. Universal Index and 40% MSCI All-Country World Index, but underperformed the Lipper classification average for the six-month reporting period ended January 31, 2018.

The Fund’s principal investment objective is current income, with a secondary objective of capital appreciation. The Fund pursues these investment objectives by targeting a strategic mix of debt, equity and other investments designed to provide current income and capital appreciation and making tactical changes to the exposures as market and economic conditions warrant. The Fund may invest in these securities either directly, or indirectly through investments in underlying funds, which may include mutual funds, exchange-traded funds (ETFs) and closed-end investment companies. In allocating its investments, the Fund has the flexibility to invest among asset classes in any proportion, except that the Fund may not invest more than 70% of its net assets in equity securities (which include underlying funds that invest at least 80% of their net assets in equity securities). The Fund may employ an option writing strategy that seeks to produce option premiums for the purpose of enhancing the Fund’s total returns over time.

In this reporting period, asset allocation was a positive contributor to the Fund’s relative performance. The Fund’s overweight allocation to equities was advantageous, driven by outperformance in emerging market equities, U.S. large-cap equities and international developed market equities. The Fund also benefited from its overweight to spread (or, non-government) sectors of the fixed income market, notably emerging markets debt, floating rate securities, high yield bonds and preferred securities, which outperformed core bonds. In addition, the Fund’s duration positioning was favorable during this reporting period, as we remained lower in duration than the benchmark in a period of rising interest rates.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Manager’s Comments (continued)

However, structural allocations to income-producing equities detracted somewhat from relative performance due to the underperformance of value-oriented equities relative to growth-oriented equities. U.S. equities were also deemphasized via the option overlay in the Fund, which sells options to harvest index option premiums covered by existing long equity security holdings. Although the size was modest and eventually eliminated in October 2017, the overlay detracted as U.S. equities provided strong absolute returns. Real assets also dampened relative results, most notably overweights to master limited partnerships (MLPs), which are publicly traded partnerships operating businesses in the energy sector. MLPs continue to pay high levels of income but trailed broad equities.

What were the Fund’s portfolio allocations over the six-month reporting period ended January 31, 2018?

In seeking the Fund’s primary objective of current income, the asset mix was tilted toward fixed income investments over equities and real assets. Within the Fund’s fixed income positioning, relative to the Bloomberg Barclays U.S. Universal Index, we remained overweight to spread sectors of the bond market and underweight to U.S. Treasuries. Relative to the MSCI All-Country World Index, the Fund held an underweight allocation to equities and an overweight to real assets.

As of the end of the reporting period, the Fund’s largest allocations were in U.S. equity, international developed equity, U.S. high yield (taxable and tax-exempt), emerging markets debt and core fixed income.

At the end of the reporting period, the Nuveen Multi-Asset Income Fund’s top five holdings within the Affiliated Investment Companies allocation were:

Holding	Weighting
Nuveen Core Plus Bond Fund	13.0%
Nuveen High Yield Municipal Bond Fund	9.9%
TIAA-CREF Emerging Markets Debt Fund	9.8%
TIAA-CREF High-Yield Fund	8.1%
Nuveen Symphony Floating Rate Income Fund	7.0%

The Fund employed an option-writing strategy during this reporting period. As part of its overwrite strategy, the Fund purchased a small amount of call options, and the effect of these activities on performance was negligible during the reporting period. The Fund also sold call options on equity indices as per its stated strategy, with the notional amount of these options averaging 10% of the Fund’s assets. These positions had a negative effect on performance for the reporting period. The Fund can also buy and sell put options on up to 5% of its portfolio. These positions had a negligible impact on the performance during the reporting period.

Nuveen Multi-Asset Income Tax-Aware Fund

What was the Fund’s investment strategy and how did the Fund perform during the six-month reporting period ended January 31, 2018?

The Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Index and the Nuveen Multi-Asset Income Tax-Aware Fund Blended Benchmark, which represents a blended return comprised of 60% S&P Municipal Bond Index and 40% MSCI All-Country World Index, but underperformed the Lipper classification average for the six-month reporting period ended January 31, 2018.

The Fund’s principal investment objective is current income, a portion of which is exempt from regular federal income tax, with a secondary objective of capital appreciation. The Fund pursues these investment objectives by targeting a strategic mix of tax-exempt and taxable debt, equity and other investments designed to provide tax-efficient current income and capital appreciation, and making tactical changes to the exposures as market and economic conditions warrant. The Fund may invest in these securities either directly, or indirectly through investments in underlying funds, which may include mutual funds, exchange-traded funds (ETFs) and closed-end investment companies. In allocating its investments, the Fund has the flexibility to invest among asset classes in any proportion. The Fund may employ an option writing strategy that seeks to produce option premiums for the purpose of enhancing the Fund’s total returns over time.

6	NUVEEN

The Fund seeks tax-efficient management using techniques and strategies such as investing in municipal securities, investing in taxable securities where after-tax valuations are favorable, attempting to minimize net realized short-term capital gains and employing a long-term approach to investing. In this reporting period, asset allocation was a positive contributor to the Fund’s relative performance. The Fund’s overweight allocation to equities was advantageous, driven by outperformance in emerging market equities, U.S. large-cap equities and international developed market equities. The Fund also benefited from its overweight in high yield municipal bonds, which outperformed core municipal bonds. In addition, the Fund’s duration positioning was favorable during this reporting period, as we remained lower in duration than the benchmark in a period of rising interest rates.

However, structural allocations to income-producing equities detracted somewhat from relative performance due to the underperformance of value-oriented equities relative to growth-oriented equities. U.S. equities were also deemphasized via the option overlay in the Fund, which sells options to harvest index option premiums covered by existing long equity security holdings. Although the size was modest and eventually eliminated in October 2017, the overlay detracted as U.S. equities provided strong absolute returns. Real assets also dampened relative results, most notably overweights to master limited partnerships (MLPs), which are publicly traded partnerships operating businesses in the energy sector. MLPs continue to pay high levels of income but trailed broad equities.

What were the Fund’s portfolio allocations over the six-month reporting period ended January 31, 2018?

In seeking the Fund’s primary objective of tax-efficient current income, the asset mix was tilted toward municipal fixed income investments over equities and real assets. The Fund’s fixed income positioning, relative to the S&P Municipal Bond Index, was overweight to lower rated, higher yielding municipal bonds and underweight to U.S. Treasuries. Relative to the MSCI All-Country World Index, the Fund held an underweight allocation to equities and an overweight to real assets.

As of January 31, 2018, the Fund’s largest allocations were in U.S. tax-exempt bonds (both investment grade and high yield), U.S. equity and international developed equity.

At the end of the reporting period, the Nuveen Multi-Asset Income Tax-Aware Fund’s top five holdings within the Affiliated Investment Companies allocation were:

Holding	Weighting
Nuveen High Yield Municipal Bond Fund	14.8%
Nuveen Short Duration High Yield Municipal Bond Fund	14.6%
Nuveen Limited Term Municipal Bond Fund	12.9%
Nuveen All-American Municipal Bond Fund	8.4%
TIAA-CREF International Equity Index Fund	4.1%

The Fund employed an option-writing strategy during this reporting period. As part of its overwrite strategy, the Fund purchased a small amount of call options, and the effect of these activities on performance was negligible during the reporting period. The Fund also sold call options on equity indices as per its stated strategy, with the notional amount of these options averaging 10% of the Fund’s assets. These positions had a negative effect on performance for the reporting period. The Fund can also buy and sell put options on up to 5% of its portfolio. These positions had a negligible impact on the performance during the reporting period.

NUVEEN	7

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Multi-Asset Income Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved and the advisor’s asset allocation and investment strategies may not perform as expected. A multi-manager approach may result in the managers making investment decisions in conflict with each other which could increase the Fund’s turnover rate and expenses and result in higher taxes. The Fund has the ability to invest in other funds (“underlying funds”). Shareholders indirectly bear their proportionate share of the expenses of the underlying funds, and the Fund is subject to the risks of the underlying funds. Debt securities may be susceptible to general movements in the bond market and are subject to credit and interest rate risks. Prices of equity securities may decline significantly over short or extended periods of time. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. Interest rate risk occurs when interest rates rise causing bond prices to fall. The Fund’s income could decline during periods of falling interest rates. Investments in below investment grade high yield securities are subject to liquidity risk and heightened credit risk. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. The value of call options sold (written) by the Fund will fluctuate and the Fund may not participate in any appreciation of its portfolio as fully as it would if the Fund did not sell call options, and the Fund will continue to bear the risk of declines in the value of its portfolio. These and other risks of the Fund and the underlying funds, such as bond market liquidity, derivatives, loan, municipal securities, real estate investment, and sector risks, are described in detail in the Fund’s prospectus.

Nuveen Multi-Asset Income Tax-Aware Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved and the advisor’s asset allocation and investment strategies may not perform as expected. A multi-manager approach may result in the managers making investment decisions in conflict with each other which could increase the Fund’s turnover rate and expenses and result in higher taxes. The Fund has the ability to invest in other funds (“underlying funds”). Shareholders indirectly bear their proportionate share of the expenses of the underlying funds, and the Fund is subject to the risks of the underlying funds. The value of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Income from municipal bonds held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliance conduct of a bond issuer. Debt securities may be susceptible to general movements in the bond market and are subject to credit and interest rate risks. Prices of equity securities may decline significantly over short or extended periods of time. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. Interest rate risk occurs when interest rates rise causing bond prices to fall. The Fund’s income could decline during periods of falling interest rates. Investments in below investment grade high yield securities are subject to liquidity risk and heightened credit risk. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. The value of call options sold (written) by the Fund will fluctuate and the Fund may not participate in any appreciation of its portfolio as fully as it would if the Fund did not sell call options, and the Fund will continue to bear the risk of declines in the value of its portfolio. The use of tax-aware strategies may result in the Fund providing a lower return before consideration of federal income tax consequences than other mutual funds that are not tax-managed and there is no guarantee that these strategies will be successful. These and other risks of the Fund and the underlying funds, such as bond market liquidity, derivatives, inverse floaters, loan, real estate investment, and sector risks, are described in detail in the Fund’s prospectus.

8	NUVEEN

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of January 31, 2018, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6-Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN	9

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Effective July 2018, subsequent to the close of the reporting period, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

10	NUVEEN

Nuveen Multi-Asset Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of January 31, 2018

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	5.87%	11.92%	9.71%
Class A Shares at maximum Offering Price	(0.22)%	5.48%	5.01%
Bloomberg Barclays U.S. Universal Index	(0.05)%	2.73%	0.29%
Lipper Flexible Portfolio Funds Classification Average	7.53%	14.23%	12.40%
Nuveen Multi-Asset Income Fund Blended Benchmark	5.48%	12.05%	9.17%

Class C Shares	5.43%	11.05%	8.89%
Class R6 Shares	5.99%	12.17%	9.99%
Class I Shares	5.98%	12.17%	9.99%

Average Annual Total Returns as of December 31, 2017 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	4.88%	10.57%	8.33%
Class A Shares at maximum Offering Price	(1.15)%	4.21%	3.37%
Class C Shares	4.45%	9.76%	7.51%
Class R6 Shares	5.00%	10.88%	8.60%
Class I Shares	5.00%	10.88%	8.60%

Since inception returns are from 9/26/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios*	4.04%	4.64%	3.64%	3.64%
Net Expense Ratios	0.96%	1.70%	0.71%	0.71%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation will not be terminated prior to July 31, 2019 without the approval of the Board of Trustees of the Fund. In addition to the foregoing waiver, the Fund’s investment adviser also has contractually agreed to reimburse the Fund for that portion of acquired fund fees and expenses that is attributable to the indirect management fees incurred through the Fund’s investments in affiliated underlying funds. The amount of this reimbursement will fluctuate depending on the Fund’s daily allocations to affiliated underlying funds. This reimbursement is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Trustees of the Fund.

*	The gross expense ratios include acquired fund fees and expenses of 0.44%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

NUVEEN	11

Fund Performance and Expense Ratios (continued)

Nuveen Multi-Asset Income Tax-Aware Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of January 31, 2018

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	5.96%	12.39%	8.55%
Class A Shares at maximum Offering Price	(0.13)%	5.93%	3.89%
S&P Municipal Bond Index	0.01%	3.41%	0.42%
Lipper Flexible Portfolio Funds Classification Average	7.53%	14.23%	12.40%
Nuveen Multi-Asset Income Tax-Aware Fund Blended Benchmark	5.52%	12.49%	9.25%

Class C Shares	5.57%	11.57%	7.76%
Class R6 Shares	6.08%	12.65%	8.82%
Class I Shares	6.08%	12.65%	8.82%

Average Annual Total Returns as of December 31, 2017 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	5.32%	11.48%	7.42%
Class A Shares at maximum Offering Price	(0.73)%	5.07%	2.51%
Class C Shares	4.94%	10.60%	6.60%
Class R6 Shares	5.45%	11.68%	7.66%
Class I Shares	5.45%	11.68%	7.66%

Since inception returns are from 9/26/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios*	3.67%	4.42%	3.41%	3.41%
Net Expense Ratios	0.93%	1.68%	0.67%	0.68%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation will not be terminated prior to July 31, 2019 without the approval of the Board of Trustees of the Fund. In addition to the foregoing waiver, the Fund’s investment adviser also has contractually agreed to reimburse the Fund for that portion of acquired fund fees and expenses that is attributable to the indirect management fees incurred through the Fund’s investments in affiliated underlying funds. The amount of this reimbursement will fluctuate depending on the Fund’s daily allocations to affiliated underlying funds. This reimbursement is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Trustees of the Fund.

*	The gross expense ratios include acquired fund fees and expenses of 0.38%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

12	NUVEEN

Yields as of January 31, 2018

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Multi-Asset Income Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	3.26%	2.73%	3.68%	3.68%
SEC 30-Day Yield – Subsidized	3.21%	2.66%	3.65%	3.65%
SEC 30-Day Yield – Unsubsidized	(0.34)%	(1.02)%	(0.05)%	(0.05)%

Nuveen Multi-Asset Income Tax-Aware Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	2.58%	2.01%	2.96%	2.96%
SEC 30-Day Yield – Subsidized	2.60%	2.02%	3.01%	3.01%
SEC 30-Day Yield – Unsubsidized	0.47%	(0.24)%	0.75%	0.77%

1	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

NUVEEN	13

Holding

Summaries as of January 31, 2018

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

Nuveen Multi-Asset Income Fund

Fund Allocation

(% of net assets)

Affiliated Investment Companies	66.1%
Common Stocks	32.0%
Non-Affiliated Exchange-Traded Funds	1.5%
$25 Par (or similar) Retail Preferred	0.1%
Convertible Preferred Securities	0.0%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Top Five Holdings

(% of net assets)

Nuveen Core Plus Bond Fund (Class R6)	13.0%
Nuveen High Yield Municipal Bond Fund (Class R6)	9.9%
TIAA-CREF Emerging Markets Debt Fund (Class I)	9.8%
TIAA-CREF High Yield Fund (Class I)	8.1%
Nuveen Symphony Floating Rate Income Fund (Class R6)	7.0%

Portfolio Composition

(% of net assets)

Banks	4.8%
Oil, Gas & Consumable Fuels	2.5%
Pharmaceuticals	1.7%
Insurance	1.6%
Chemicals	1.4%
Capital Markets	1.2%
Software	1.1%
Media	1.0%
Diversified Telecommunication Services	0.9%
Electric Utilities	0.8%
Biotechnology	0.8%
Other	14.3%
Affiliated Investment Companies	66.1%
Non-Affiliated Exchange-Traded Funds	1.5%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Non-Affiliated Exchange-Traded Funds	Weighting (% of Net assets)	1-Year Average Annual Total Returns
Alerian MLP ETF	1.5%	(5.41)%

Affiliated Investment Companies
Nuveen Core Plus Bond Fund (Class R6)	13.0%	3.57%
Nuveen High Yield Municipal Bond Fund (Class R6)	9.9%	10.13%
Nuveen Symphony Floating Rate Income Fund (Class R6)	7.0%	3.73%
Nuveen Symphony High Yield Bond Fund (Class R6)	6.4%	5.64%
TIAA-CREF Emerging Markets Debt Fund (Class I)	9.8%	12.79%
TIAA-CREF Emerging Markets Equity Index Fund (Class I)	3.6%	40.80%
TIAA-CREF High Yield Fund (Class I)	8.1%	5.10%
TIAA-CREF International Equity Index Fund (Class I)	5.2%	27.52%
TIAA-CREF Large-Cap Growth Index Fund (Class I)	3.1%	34.74%

14	NUVEEN

Nuveen Multi-Asset Income Tax-Aware Fund

Fund Allocation

(% of net assets)

Affiliated Investment Companies	64.5%
Common Stocks	32.8%
Non-Affiliated Exchange-Traded Funds	2.5%
$25 Par (or similar) Retail Preferred	0.1%
Convertible Preferred Securities	0.1%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Top Five Holdings

(% of net assets)

Nuveen High Yield Municipal Bond Fund (Class R6)	14.8%
Nuveen Short Duration High Yield Municipal Bond Fund (Class I)	14.6%
Nuveen Limited Term Municipal Bond Fund (Class I)	12.9%
Nuveen All-American Municipal Bond Fund (Class R6)	8.4%
TIAA-CREF International Equity Index Fund (Class I)	4.1%

Portfolio Composition

(% of net assets)

Banks	5.0%
Oil, Gas & Consumable Fuels	2.6%
Pharmaceuticals	1.8%
Insurance	1.7%
Chemicals	1.4%
Capital Markets	1.3%
Software	1.1%
Media	1.0%
Diversified Telecommunication Services	0.9%
Electric Utilities	0.8%
Biotechnology	0.8%
Other	14.6%
Affiliated Investment Companies	64.5%
Non-Affiliated Exchange-Traded Funds	2.5%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Non-Affiliated Exchange-Traded Funds	Weighting (% of net assets)	1-Year Average Annual Total Returns
Alerian MLP ETF	2.5%	(5.41)%

Affiliated Investment Companies
Nuveen All-American Municipal Bond Fund (Class R6)	8.4%	6.23%
Nuveen High Yield Municipal Bond Fund (Class R6)	14.8%	10.13%
Nuveen Inflation Protected Municipal Bond Fund (Class I)	2.0%	3.54%
Nuveen Limited Term Municipal Bond Fund (Class I)	12.9%	2.37%
Nuveen Short Duration High Yield Municipal Bond Fund (Class I)	14.6%	7.17%
Nuveen Symphony Floating Rate Income Fund (Class R6)	0.9%	3.73%
TIAA-CREF Emerging Markets Equity Index Fund (Class I)	3.7%	40.80%
TIAA-CREF International Equity Index Fund (Class I)	4.1%	27.52%
TIAA-CREF Large-Cap Growth Index Fund (Class I)	3.1%	34.74%

NUVEEN	15

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2018.

The beginning of the period is August 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Multi-Asset Income Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,058.70	$1,054.30	$1,059.90	$1,059.80
Expenses Incurred During the Period	$2.91	$6.78	$1.56	$1.61
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.38	$1,018.60	$1,023.69	$1,023.64
Expenses Incurred During the Period	$2.85	$6.67	$1.53	$1.58

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.56%, 1.31%, 0.30% and 0.31% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

16	NUVEEN

Nuveen Multi-Asset Income Tax-Aware Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,059.60	$1,055.70	$1,060.80	$1,060.80
Expenses Incurred During the Period	$2.96	$6.84	$1.61	$1.66
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.33	$1,018.55	$1,023.64	$1,023.59
Expenses Incurred During the Period	$2.91	$6.72	$1.58	$1.63

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.57%, 1.32%, 0.31% and 0.32% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

NUVEEN	17

Nuveen Multi-Asset Income Fund

Portfolio of Investments	January 31, 2018 (Unaudited)

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 99.7%

	AFFILIATED INVESTMENT COMPANIES – 66.1%

134,189	Nuveen Core Plus Bond Fund (Class R6)	$1,461,323

64,516	Nuveen High Yield Municipal Bond Fund (Class R6)	1,111,627

39,935	Nuveen Symphony Floating Rate Income Fund (Class R6)	787,122

43,381	Nuveen Symphony High Yield Bond Fund (Class R6)	724,466

106,740	TIAA-CREF Emerging Markets Debt Fund (Class I)	1,099,426

31,508	TIAA-CREF Emerging Markets Equity Index Fund (Class I)	409,927

92,704	TIAA-CREF High Yield Fund (Class I)	908,502

27,773	TIAA-CREF International Equity Index Fund (Class I)	589,625

11,160	TIAA-CREF Large-Cap Growth Index Fund (Class I)	344,514
	Total Affiliated Investment Companies (cost $7,236,364)	7,436,532

Shares	Description (1)	Value

	COMMON STOCKS – 32.0%

	Aerospace & Defense – 0.7%

436	Embraer Aircraft Corporation, (3)	$2,739

103	General Dynamics Corporation	22,915

65	Lockheed Martin Corporation	23,065

187	Safran SA, (3)	21,127

30	Thales SA, (3)	3,363
	Total Aerospace & Defense	73,209

	Air Freight & Logistics – 0.1%

252	Deutsche Post AG, (3)	11,903

	Airlines – 0.1%

376	Delta Air Lines, Inc.	21,346

	Automobiles – 0.4%

356	Daimler AG, (3)	32,605

30	Hyundai Motor Company, (3)	2,596

40	Toyota Motor Corporation, Sponsored ADR	5,517
	Total Automobiles	40,718

	Banks – 4.8%

4,529	Allied Irish Banks	31,573

2,164	Bank of Ireland Group PLC, (3), (4)	21,194

3,500	BOC Hong Kong Holdings Limited, (3)	17,850

628	CIT Group Inc.	31,833

742	Citigroup Inc.	58,232

18	NUVEEN

Shares	Description (1)	Value

	Banks (continued)

569	Danske Bank A/S, (3)	$23,105

229	East West Bancorp Inc.	15,093

697	ForeningsSparbanken AB, (3)	17,825

303	Home Bancshares, Inc.	7,275

1,420	Huntington BancShares Inc.	22,976

1,366	ING Groep N.V, (3)	26,822

869	JPMorgan Chase & Co.	100,517

1,111	KeyCorp.	23,775

18,893	Lloyds Banking Group PLC, (3)	18,666

290	Oversea-Chinese Banking Corporation Limited, (3)	2,851

1,492	Royal Bank of Scotland Group PLC, (3), (4)	6,103

104	Sumitomo Mitsui Trust Holdings, (3)	4,330

316	The Bank of NT Butterfield and Son Limited	12,700

347	Toronto-Dominion Bank	21,108

8,449	Unicaja Banco, (3), (4)	14,858

987	Wells Fargo & Company	64,925
	Total Banks	543,611

	Beverages – 0.4%

124	Heineken NV, (3)	13,936

218	PepsiCo, Inc.	26,225
	Total Beverages	40,161

	Biotechnology – 0.8%

412	AbbVie Inc.	46,235

326	Gilead Sciences, Inc.	27,319

554	Grifols SA., Class B Shares, (3)	13,741
	Total Biotechnology	87,295

	Capital Markets – 1.2%

535	Ares Capital Corporation	8,533

209	Aurelius AG, (3)	15,356

46	BlackRock Inc.	25,843

99	Deutsche Boerse AG, (3)	12,723

251	Macquarie Group Limited, (3)	20,827

331	Raymond James Financial Inc.	31,905

815	UBS Group AG, (3)	16,544

299	UBS Group AG	6,076
	Total Capital Markets	137,807

	Chemicals – 1.4%

80	Celanese Corporation, Series A	8,653

960	CVR Partners LP	3,168

NUVEEN	19

Nuveen Multi-Asset Income Fund (continued)

Portfolio of Investments	January 31, 2018 (Unaudited)

Shares	Description (1)	Value

	Chemicals (continued)

388	DowDuPont, Inc.	$29,325

112	Eastman Chemical Company	11,108

224	Koninklijke DSM NV, (3)	23,160

83	Linde AG, (4)	20,259

156	Monsanto Company	19,001

87	PPG Industries, Inc.	10,330

176	Praxair, Inc.	28,422
	Total Chemicals	153,426

	Commercial Services & Supplies – 0.1%

150	Dai Nippon Printing Co., Ltd., (3)	3,354

143	ISS AS, (3)	5,579
	Total Commercial Services & Supplies	8,933

	Communications Equipment – 0.5%

1,485	Cisco Systems, Inc.	61,687

	Containers & Packaging – 0.5%

1,487	Amcor Limited, (3)	17,388

213	Packaging Corp. of America	26,759

216	WestRock Company	14,392
	Total Containers & Packaging	58,539

	Diversified Financial Services – 0.3%

1,025	Challenger Limited, (3)	11,235

29	Groupe Bruxelles Lambert SA, (3)	3,416

900	Orix Corporation, (3)	16,859
	Total Diversified Financial Services	31,510

	Diversified Telecommunication Services – 0.9%

1,253	AT&T Inc.	46,925

12,000	HKT Trust and HKT Limited	15,018

118	Nippon Telegraph and Telephone Corporation, ADR, (3)	5,699

370	Nippon Telegraph and Telephone Corporation, ADR, (3)	17,717

774	Telefonica Brasil SA, (3)	13,085

191	Telenor ASA, (3)	4,466
	Total Diversified Telecommunication Services	102,910

	Electric Utilities – 0.8%

525	FirstEnergy Corp.	17,273

276	NextEra Energy Inc.	43,724

862	Red Electrica Corporacion SA, (3), (4)	18,182

834	Scottish and Southern Energy PLC, (3)	15,467
	Total Electric Utilities	94,646

20	NUVEEN

Shares	Description (1)	Value

	Electrical Equipment – 0.2%

107	Eaton PLC	$8,985

86	Hubbell Inc.	11,692

77	Mabuchi Motor Company Limited, (3)	4,582
	Total Electrical Equipment	25,259

	Electronic Equipment, Instruments & Components – 0.1%

300	Alps Electric Company, Limited, (3)	8,669

189	Flextronics International Limited, (4)	3,404
	Total Electronic Equipment, Instruments & Components	12,073

	Energy Equipment & Services – 0.4%

411	Aker Solutions ASA, (3)	2,370

300	Halliburton Company	16,110

216	Schlumberger Limited	15,893

327	Tenaris SA, (3)	5,712
	Total Energy Equipment & Services	40,085

	Equity Real Estate Investment Trusts – 0.5%

930	Colony Northstar, Inc.	8,351

128	Crown Castle International Corporation	14,435

243	CyrusOne Inc.	14,019

520	Park Hotels & Resorts, Inc.	15,033
	Total Equity Real Estate Investment Trusts	51,838

	Food & Staples Retailing – 0.7%

210	Carrefour SA, (3)	5,008

501	CVS Health Corporation	39,424

70	Seven & I Holdings, (3)	2,888

2,027	Tesco PLC, (3)	6,026

269	Wal-Mart Stores, Inc.	28,675
	Total Food & Staples Retailing	82,021

	Food Products – 0.7%

315	ConAgra Foods, Inc.	11,970

187	Groupe Danone, (3)	16,094

194	Kraft Heinz Company	15,208

472	Mondelez International Inc.	20,957

1,092	Orkla ASA, (3)	11,364
	Total Food Products	75,593

	Gas Utilities – 0.1%

1,320	Italgas SPA	8,152

NUVEEN	21

Nuveen Multi-Asset Income Fund (continued)

Portfolio of Investments	January 31, 2018 (Unaudited)

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 0.5%

115	Becton, Dickinson and Company	$27,938

280	Medtronic, PLC	24,049
	Total Health Care Equipment & Supplies	51,987

	Health Care Providers & Services – 0.5%

44	CIGNA Corporation	9,167

180	UnitedHealth Group Incorporated	42,620
	Total Health Care Providers & Services	51,787

	Hotels, Restaurants & Leisure – 0.3%

817	Compass Group PLC, (3)	17,202

129	Hilton Worldwide Holdings Inc.	11,049

151	Six Flags Entertainment Corporation	10,202
	Total Hotels, Restaurants & Leisure	38,453

	Household Durables – 0.4%

264	D.R. Horton, Inc.	12,949

150	Matsushita Electric Industrial Co., Ltd, (3)	2,227

927	Sekisui House, Ltd., (3)	17,032

95	Whirlpool Corporation	17,235
	Total Household Durables	49,443

	Household Products – 0.3%

283	Colgate-Palmolive Company	21,010

117	Reckitt and Benckiser, (3)	11,299
	Total Household Products	32,309

	Industrial Conglomerates – 0.4%

1,500	Alfa S.A.	1,877

205	General Electric Company	3,315

169	Honeywell International Inc.	26,984

90	Siemens AG, Sponsored ADR, (3)	13,662
	Total Industrial Conglomerates	45,838

	Insurance – 1.6%

140	Ace Limited	21,861

444	Ageas, (3)	23,476

74	Allianz AG ORD Shares, (3)	18,717

105	Axis Capital Holdings Limited	5,306

179	CNA Financial Corporation	9,695

262	Marsh & McLennan Companies, Inc.	21,882

162	Mitsui Sumitomo Insurance Company Limited, (3)	5,534

300	NN Group NV, (3)	14,149

524	Old Republic International Corporation	11,261

230	Prudential Financial, Inc.	27,329

22	NUVEEN

Shares	Description (1)	Value

	Insurance (continued)

82	RenaissanceRe Holdings, Limited	$10,425

95	Willis Towers Watson PLC	15,245
	Total Insurance	184,880

	IT Services – 0.7%

179	Accenture Limited	28,765

90	DXC Technology Company	8,960

290	Fidelity National Information Services	29,684

500	First Data Corporation, Class A Shares, (4)	8,850

58	Luxoft Holding Inc., (4)	3,338
	Total IT Services	79,597

	Machinery – 0.3%

224	Ingersoll Rand Company Limited, Class A	21,197

41	Parker Hannifin Corporation	8,258
	Total Machinery	29,455

	Media – 1.0%

945	Comcast Corporation, Class A	40,191

634	Interpublic Group of Companies, Inc.	13,878

555	National CineMedia, Inc.	3,719

66	Publicis Groupe, (3)	4,561

357	Viacom Inc., Class B	11,931

158	Walt Disney Company	17,170

881	WPP Group PLC, (3)	15,955
	Total Media	107,405

	Mortgage Real Estate Investment Trusts – 0.1%

695	Starwood Property Trust Inc.	14,171

	Multi-Utilities – 0.6%

293	CenterPoint Energy, Inc.	8,257

185	CMS Energy Corporation	8,279

967	Veolia Environment S.A., ADR, (3)	24,377

327	WEC Energy Group, Inc.	21,026
	Total Multi-Utilities	61,939

	Oil, Gas & Consumable Fuels – 2.5%

364	Anadarko Petroleum Corporation	21,858

90	Canadian Natural Resources Limited	3,074

583	Chevron Corporation	73,079

424	Enbridge Inc.	15,523

745	Enterprise Products Partnership LP	20,577

365	HollyFrontier Company	17,505

789	Marathon Oil Corporation	14,352

NUVEEN	23

Nuveen Multi-Asset Income Fund (continued)

Portfolio of Investments	January 31, 2018 (Unaudited)

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

276	Occidental Petroleum Corporation	$20,692

328	Phillips 66	33,587

71	Royal Dutch Shell PLC, Class B Shares	5,107

294	Targa Resources Corporation	14,112

508	Total SA, (3)	29,454

424	Williams Companies Inc.	13,309
	Total Oil, Gas & Consumable Fuels	282,229

	Personal Products – 0.3%

51	L’Oréal, (3)	11,590

157	Unilever NV	9,026

233	Unilever NV, (3)	13,187
	Total Personal Products	33,803

	Pharmaceuticals – 1.7%

117	Allergan PLC	21,090

275	AstraZeneca PLC	9,642

1,390	GlaxoSmithKline PLC, (3)	25,874

161	Johnson & Johnson	22,249

1,729	Pfizer Inc.	64,042

59	Roche Holdings AG, Sponsored ADR, (3)	14,577

224	Sanofi-Synthelabo, SA, (3)	19,768

212	Takeda Chemical Industries, (3)	12,418

106	Teva Pharmaceutical Industries Limited, Sponsored ADR	2,163
	Total Pharmaceuticals	191,823

	Professional Services – 0.4%

34	Adecco Group, (3)	2,798

569	Experian PLC, (3)	13,114

652	Nielsen Holdings PLC	24,391

74	Wolters Kluwer NV, (3)	3,917
	Total Professional Services	44,220

	Real Estate Management & Development – 0.3%

3,800	Capitaland Limited, (3)	11,095

409	City Developments Limited, (3)	4,122

1,520	Great Eagle Holdings Limited	7,976

6,570	Sino Land Company Limited	12,111
	Total Real Estate Management & Development	35,304

	Road & Rail – 0.5%

355	CSX Corporation	20,153

288	Union Pacific Corporation	38,448
	Total Road & Rail	58,601

24	NUVEEN

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment – 0.6%

800	Cypress Semiconductor Corporation	$13,832

472	Infineon Technologies AG, (3)	13,743

100	Qorvo Inc., (4)	7,177

229	QUALCOMM, Inc.	15,629

39	Rohm Company Limited, (3)	4,296

148	Xilinx, Inc.	10,807
	Total Semiconductors & Semiconductor Equipment	65,484

	Software – 1.1%

803	Microsoft Corporation	76,293

592	Oracle Corporation, (5)	30,541

187	SAP SE, (3)	21,157
	Total Software	127,991

	Specialty Retail – 0.5%

2,649	Kingfisher plc, (3)	13,040

321	Lowe’s Companies, Inc.	33,618

138	Signet Jewelers Limited	7,300
	Total Specialty Retail	53,958

	Technology Hardware, Storage & Peripherals – 0.7%

328	Apple, Inc.	54,917

80	Fuji Photo Film Co., Ltd., (3)	3,084

743	HP Inc.	17,327

2	Samsung Electronics Company Limited, (3)	3,953
	Total Technology Hardware, Storage & Peripherals	79,281

	Textiles, Apparel & Luxury Goods – 0.0%

105	Wacoal Holdings Corporation, (3)	3,229

	Tobacco – 0.5%

330	Altria Group, Inc.	23,212

520	Imperial Brands PLC, (3)	21,400

75	Japan Tobacco Inc., (3)	2,485

198	Skandinavisk Tobakskompagni A/S, (3)	4,004
	Total Tobacco	51,101

	Trading Companies & Distributors – 0.2%

1,100	Itochu Corporation, (3)	21,644

	Wireless Telecommunication Services – 0.3%

600	KDDI Corporation, (3)	15,227

200	SK Telecom Company Limited	5,504

5,688	Vodafone Group PLC, (3)	18,134
	Total Wireless Telecommunication Services	38,865
	Total Common Stocks (cost $3,031,521)	3,597,519

NUVEEN	25

Nuveen Multi-Asset Income Fund (continued)

Portfolio of Investments	January 31, 2018 (Unaudited)

Shares	Description (1), (2)			Value

	NON-AFFILIATED EXCHANGE-TRADED FUNDS – 1.5%

14,929	Alerian MLP ETF			$170,191
	Total Non-Affiliated Exchange-Traded Funds (cost $178,269)			170,191

Shares	Description (1)	Coupon	Ratings (6)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.1%

	Banks – 0.0%

220	Citigroup Inc.	6.875%	BB+	$6,204

	Wireless Telecommunication Services – 0.1%

290	United States Cellular Corporation	7.250%	Ba1	7,276
	Total $25 Par (or similar) Retail Preferred (cost $14,159)			13,480

Shares	Description (1)	Coupon	Ratings (6)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.0%

	Pharmaceuticals – 0.0%

16	Teva Pharmaceutical Industries Limited, (3)	7.000%	N/R	$6,066
	Total Convertible Preferred Securities (cost $13,433)			6,066
	Total Long-Term Investments (cost $10,473,746)			11,223,788
	Other Assets Less Liabilities – 0.3% (7)			28,374
	Net Assets – 100%			$11,252,162

Investments in Derivatives

Options Written

Description (8)	Type	Number of Contracts	Notional Amount (9)	Exercise Price	Exercise Date	Value
Delta Air Lines, Inc.	Call	(1)	$(6,250)	$62.5	6/15/18	$(181)
First Data Corporation	Call	(5)	(9,000)	18.0	4/20/18	(475)
Qorvo Inc.	Call	(1)	(7,250)	72.5	5/18/18	(610)
Total Options Written (premiums received $825)		(7)	$(22,500)			$(1,266)

26	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(6)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(8)	Exchange-traded, unless otherwise noted.

(9)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

See accompanying notes to financial statements.

NUVEEN	27

Nuveen Multi-Asset Income Tax-Aware Fund

Portfolio of Investments	January 31, 2018 (Unaudited)

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 100.0%

	AFFILIATED INVESTMENT COMPANIES – 64.5%

79,041	Nuveen All-American Municipal Bond Fund (Class R6)	$913,715

93,467	Nuveen High Yield Municipal Bond Fund (Class R6)	1,610,440

20,434	Nuveen Inflation Protected Municipal Bond Fund (Class I)	218,849

130,388	Nuveen Limited Term Municipal Bond Fund (Class I)	1,413,407

156,923	Nuveen Short Duration High Yield Municipal Bond Fund (Class I)	1,589,634

5,115	Nuveen Symphony Floating Rate Income Fund (Class R6)	100,830

30,936	TIAA-CREF Emerging Markets Equity Index Fund (Class I)	402,488

21,050	TIAA-CREF International Equity Index Fund (Class I)	446,892

10,827	TIAA-CREF Large-Cap Growth Index Fund (Class I)	334,248
	Total Affiliated Investment Companies (cost $6,898,395)	7,030,503

Shares	Description (1)	Value

	COMMON STOCKS – 32.8%

	Aerospace & Defense – 0.7%

531	Embraer Aircraft Corporation, (3)	$3,336

103	General Dynamics Corporation	22,915

61	Lockheed Martin Corporation	21,646

181	Safran SA, (3)	20,450

37	Thales SA, (3)	4,147
	Total Aerospace & Defense	72,494

	Air Freight & Logistics – 0.1%

245	Deutsche Post AG, (3)	11,572

	Airlines – 0.1%

365	Delta Air Lines, Inc.	20,721

	Automobiles – 0.4%

347	Daimler AG, (3)	31,781

38	Hyundai Motor Company, (3)	3,288

49	Toyota Motor Corporation, Sponsored ADR	6,758
	Total Automobiles	41,827

	Banks – 5.0%

4,686	Allied Irish Banks	32,668

2,221	Bank of Ireland Group PLC, (3), (4)	21,752

3,500	BOC Hong Kong Holdings Limited, (3)	17,850

622	CIT Group Inc.	31,529

759	Citigroup Inc.	59,566

28	NUVEEN

Shares	Description (1)	Value

	Banks (continued)

550	Danske Bank A/S, (3)	$22,334

234	East West Bancorp Inc.	15,423

675	ForeningsSparbanken AB, (3)	17,263

312	Home Bancshares, Inc.	7,491

1,453	Huntington BancShares Inc.	23,510

1,413	ING Groep N.V, (3)	27,745

837	JPMorgan Chase & Co.	96,816

1,131	KeyCorp.	24,203

18,477	Lloyds Banking Group PLC, (3)	18,255

350	Oversea-Chinese Banking Corporation Limited, (3)	3,441

1,820	Royal Bank of Scotland Group PLC, (3), (4)	7,445

127	Sumitomo Mitsui Trust Holdings, (3)	5,288

307	The Bank of NT Butterfield and Son Limited	12,338

335	Toronto-Dominion Bank	20,378

8,871	Unicaja Banco, (3), (4)	15,600

973	Wells Fargo & Company	64,004
	Total Banks	544,899

	Beverages – 0.4%

126	Heineken NV, (3)	14,161

203	PepsiCo, Inc.	24,421
	Total Beverages	38,582

	Biotechnology – 0.8%

404	AbbVie Inc.	45,337

325	Gilead Sciences, Inc.	27,235

538	Grifols SA., Class B Shares, (3)	13,344
	Total Biotechnology	85,916

	Capital Markets – 1.3%

522	Ares Capital Corporation	8,326

214	Aurelius AG, (3)	15,724

43	BlackRock Inc.	24,157

96	Deutsche Boerse AG, (3)	12,338

259	Macquarie Group Limited, (3)	21,491

344	Raymond James Financial Inc.	33,158

793	UBS Group AG, (3)	16,097

364	UBS Group AG	7,396
	Total Capital Markets	138,687

	Chemicals – 1.4%

82	Celanese Corporation, Series A	8,869

930	CVR Partners LP	3,069

NUVEEN	29

Nuveen Multi-Asset Income Tax-Aware Fund (continued)

Portfolio of Investments	January 31, 2018 (Unaudited)

Shares	Description (1)	Value

	Chemicals (continued)

377	DowDuPont, Inc.	$28,494

117	Eastman Chemical Company	11,604

239	Koninklijke DSM NV, (3)	24,711

85	Linde AG, (4)	20,748

145	Monsanto Company	17,661

87	PPG Industries, Inc.	10,330

169	Praxair, Inc.	27,292
	Total Chemicals	152,778

	Commercial Services & Supplies – 0.1%

176	Dai Nippon Printing Co., Ltd., (3)	3,936

175	ISS AS, (3)	6,828
	Total Commercial Services & Supplies	10,764

	Communications Equipment – 0.6%

1,461	Cisco Systems, Inc.	60,690

	Containers & Packaging – 0.5%

1,438	Amcor Limited, (3)	16,815

199	Packaging Corp. of America	25,000

222	WestRock Company	14,792
	Total Containers & Packaging	56,607

	Diversified Financial Services – 0.3%

999	Challenger Limited, (3)	10,950

35	Groupe Bruxelles Lambert SA, (3)	4,123

900	Orix Corporation, (3)	16,859
	Total Diversified Financial Services	31,932

	Diversified Telecommunication Services – 0.9%

1,225	AT&T Inc.	45,876

12,000	HKT Trust and HKT Limited	15,018

147	Nippon Telegraph and Telephone Corporation, ADR, (3)	7,100

360	Nippon Telegraph and Telephone Corporation, ADR, (3)	17,238

753	Telefonica Brasil SA, (3)	12,730

236	Telenor ASA, (3)	5,518
	Total Diversified Telecommunication Services	103,480

	Electric Utilities – 0.8%

510	FirstEnergy Corp.	16,779

264	NextEra Energy Inc.	41,823

839	Red Electrica Corporacion SA, (3), (4)	17,697

808	Scottish and Southern Energy PLC, (3)	14,984
	Total Electric Utilities	91,283

30	NUVEEN

Shares	Description (1)	Value

	Electrical Equipment – 0.2%

104	Eaton PLC	$8,733

87	Hubbell Inc.	11,828

94	Mabuchi Motor Company Limited, (3)	5,593
	Total Electrical Equipment	26,154

	Electronic Equipment, Instruments & Components – 0.1%

200	Alps Electric Company, Limited, (3)	5,780

231	Flextronics International Limited, (4)	4,160
	Total Electronic Equipment, Instruments & Components	9,940

	Energy Equipment & Services – 0.4%

502	Aker Solutions ASA, (3)	2,895

303	Halliburton Company	16,271

202	Schlumberger Limited	14,863

399	Tenaris SA, (3)	6,970
	Total Energy Equipment & Services	40,999

	Equity Real Estate Investment Trusts – 0.5%

985	Colony Northstar, Inc.	8,845

129	Crown Castle International Corporation	14,547

226	CyrusOne Inc.	13,038

529	Park Hotels & Resorts, Inc.	15,293
	Total Equity Real Estate Investment Trusts	51,723

	Food & Staples Retailing – 0.8%

257	Carrefour SA, (3)	6,129

481	CVS Health Corporation	37,850

80	Seven & I Holdings, (3)	3,301

2,472	Tesco PLC, (3)	7,349

273	Wal-Mart Stores, Inc.	29,102
	Total Food & Staples Retailing	83,731

	Food Products – 0.7%

326	ConAgra Foods, Inc.	12,388

181	Groupe Danone, (3)	15,578

196	Kraft Heinz Company	15,364

440	Mondelez International Inc.	19,536

1,062	Orkla ASA, (3)	11,051
	Total Food Products	73,917

	Gas Utilities – 0.1%

1,291	Italgas SPA	7,973

NUVEEN	31

Nuveen Multi-Asset Income Tax-Aware Fund (continued)

Portfolio of Investments	January 31, 2018 (Unaudited)

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 0.4%

108	Becton, Dickinson and Company	$26,238

262	Medtronic, PLC	22,503
	Total Health Care Equipment & Supplies	48,741

	Health Care Providers & Services – 0.5%

49	CIGNA Corporation	10,209

179	UnitedHealth Group Incorporated	42,384
	Total Health Care Providers & Services	52,593

	Hotels, Restaurants & Leisure – 0.4%

795	Compass Group PLC, (3)	16,739

130	Hilton Worldwide Holdings Inc.	11,135

153	Six Flags Entertainment Corporation	10,337
	Total Hotels, Restaurants & Leisure	38,211

	Household Durables – 0.5%

273	D.R. Horton, Inc.	13,391

180	Matsushita Electric Industrial Co., Ltd, (3)	2,673

945	Sekisui House, Ltd., (3)	17,363

89	Whirlpool Corporation	16,146
	Total Household Durables	49,573

	Household Products – 0.3%

264	Colgate-Palmolive Company	19,599

116	Reckitt and Benckiser, (3)	11,202
	Total Household Products	30,801

	Industrial Conglomerates – 0.4%

1,900	Alfa S.A.	2,378

198	General Electric Company	3,202

159	Honeywell International Inc.	25,388

90	Siemens AG, Sponsored ADR, (3)	13,662
	Total Industrial Conglomerates	44,630

	Insurance – 1.7%

131	Ace Limited	20,456

460	Ageas, (3)	24,322

75	Allianz AG ORD Shares, (3)	18,969

130	Axis Capital Holdings Limited	6,569

174	CNA Financial Corporation	9,424

244	Marsh & McLennan Companies, Inc.	20,379

197	Mitsui Sumitomo Insurance Company Limited, (3)	6,729

291	NN Group NV, (3)	13,725

564	Old Republic International Corporation	12,120

32	NUVEEN

Shares	Description (1)	Value

	Insurance (continued)

242	Prudential Financial, Inc.	$28,754

79	RenaissanceRe Holdings, Limited	10,044

94	Willis Towers Watson PLC	15,084
	Total Insurance	186,575

	IT Services – 0.7%

167	Accenture Limited	26,837

91	DXC Technology Company	9,059

271	Fidelity National Information Services	27,740

500	First Data Corporation, Class A Shares, (4)	8,850

71	Luxoft Holding Inc., (4)	4,086
	Total IT Services	76,572

	Machinery – 0.3%

209	Ingersoll Rand Company Limited, Class A	19,778

42	Parker Hannifin Corporation	8,460
	Total Machinery	28,238

	Media – 1.0%

944	Comcast Corporation, Class A	40,148

595	Interpublic Group of Companies, Inc.	13,025

690	National CineMedia, Inc.	4,623

80	Publicis Groupe, (3)	5,529

346	Viacom Inc., Class B	11,563

148	Walt Disney Company	16,083

869	WPP Group PLC, (3)	15,738
	Total Media	106,709

	Mortgage Real Estate Investment Trusts – 0.1%

703	Starwood Property Trust Inc.	14,334

	Multi-Utilities – 0.6%

363	CenterPoint Energy, Inc.	10,229

195	CMS Energy Corporation	8,726

940	Veolia Environment S.A., ADR, (3)	23,696

305	WEC Energy Group, Inc.	19,612
	Total Multi-Utilities	62,263

	Oil, Gas & Consumable Fuels – 2.6%

382	Anadarko Petroleum Corporation	22,939

110	Canadian Natural Resources Limited	3,757

578	Chevron Corporation	72,452

402	Enbridge Inc.	14,717

726	Enterprise Products Partnership LP	20,052

NUVEEN	33

Nuveen Multi-Asset Income Tax-Aware Fund (continued)

Portfolio of Investments	January 31, 2018 (Unaudited)

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

367	HollyFrontier Company	$17,601

813	Marathon Oil Corporation	14,788

293	Occidental Petroleum Corporation	21,966

306	Phillips 66	31,334

86	Royal Dutch Shell PLC, Class B Shares	6,186

301	Targa Resources Corporation	14,448

493	Total SA, (3)	28,584

431	Williams Companies Inc.	13,529
	Total Oil, Gas & Consumable Fuels	282,353

	Personal Products – 0.3%

49	L’Oréal, (3)	11,135

161	Unilever NV	9,256

237	Unilever NV, (3)	13,413
	Total Personal Products	33,804

	Pharmaceuticals – 1.7%

109	Allergan PLC	19,648

268	AstraZeneca PLC	9,396

1,393	GlaxoSmithKline PLC, (3)	25,929

151	Johnson & Johnson	20,867

1,734	Pfizer Inc.	64,227

59	Roche Holdings AG, Sponsored ADR, (3)	14,577

232	Sanofi-Synthelabo, SA, (3)	20,474

206	Takeda Chemical Industries, (3)	12,066

127	Teva Pharmaceutical Industries Limited, Sponsored ADR	2,592
	Total Pharmaceuticals	189,776

	Professional Services – 0.4%

42	Adecco Group, (3)	3,456

551	Experian PLC, (3)	12,699

620	Nielsen Holdings PLC	23,194

91	Wolters Kluwer NV, (3)	4,817
	Total Professional Services	44,166

	Real Estate Management & Development – 0.3%

3,700	Capitaland Limited, (3)	10,803

498	City Developments Limited, (3)	5,019

1,487	Great Eagle Holdings Limited	7,803

6,379	Sino Land Company Limited	11,759
	Total Real Estate Management & Development	35,384

34	NUVEEN

Shares	Description (1)	Value

	Road & Rail – 0.5%

360	CSX Corporation	$20,437

272	Union Pacific Corporation	36,312
	Total Road & Rail	56,749

	Semiconductors & Semiconductor Equipment – 0.6%

780	Cypress Semiconductor Corporation	13,486

460	Infineon Technologies AG, (3)	13,393

100	Qorvo Inc., (4)	7,177

235	QUALCOMM, Inc.	16,039

48	Rohm Company Limited, (3)	5,288

148	Xilinx, Inc.	10,807
	Total Semiconductors & Semiconductor Equipment	66,190

	Software – 1.1%

769	Microsoft Corporation	73,063

576	Oracle Corporation, (5)	29,716

187	SAP SE, (3)	21,157
	Total Software	123,936

	Specialty Retail – 0.5%

2,763	Kingfisher plc, (3)	13,602

304	Lowe’s Companies, Inc.	31,838

142	Signet Jewelers Limited	7,512
	Total Specialty Retail	52,952

	Technology Hardware, Storage & Peripherals – 0.7%

312	Apple, Inc.	52,238

95	Fuji Photo Film Co., Ltd., (3)	3,662

757	HP Inc.	17,653

3	Samsung Electronics Company Limited, (3)	5,929
	Total Technology Hardware, Storage & Peripherals	79,482

	Textiles, Apparel & Luxury Goods – 0.0%

127	Wacoal Holdings Corporation, (3)	3,906

	Tobacco – 0.5%

345	Altria Group, Inc.	24,267

506	Imperial Brands PLC, (3)	20,824

100	Japan Tobacco Inc., (3)	3,314

241	Skandinavisk Tobakskompagni A/S, (3)	4,873
	Total Tobacco	53,278

	Trading Companies & Distributors – 0.1%

1,200	Itochu Corporation, (3)	23,612

NUVEEN	35

Nuveen Multi-Asset Income Tax-Aware Fund (continued)

Portfolio of Investments	January 31, 2018 (Unaudited)

Shares	Description (1)			Value

	Wireless Telecommunication Services – 0.4%

600	KDDI Corporation, (3)			$15,227

244	SK Telecom Company Limited			6,715

5,528	Vodafone Group PLC, (3)			17,624
	Total Wireless Telecommunication Services			39,566
	Total Common Stocks (cost $2,989,895)			3,581,063

Shares	Description (1), (2)			Value

	NON-AFFILIATED EXCHANGE-TRADED FUNDS – 2.5%

23,791	Alerian MLP ETF			$271,217
	Total Non-Affiliated Exchange-Traded Funds (cost $290,482)			271,217

Shares	Description (1)	Coupon	Ratings (6)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.1%

	Banks – 0.0%

213	Citigroup Inc.	6.875%	BB+	$6,007

	Wireless Telecommunication Services – 0.1%

282	United States Cellular Corporation	7.250%	Ba1	7,075
	Total $25 Par (or similar) Retail Preferred (cost $13,741)			13,082

Shares	Description (1)	Coupon	Ratings (6)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.1%

	Pharmaceuticals – 0.1%

15	Teva Pharmaceutical Industries Limited, (3)	7.000%	N/R	$5,687
	Total Convertible Preferred Securities (cost $12,589)			5,687
	Total Long-Term Investments (cost $10,205,102)			10,901,552
	Other Assets Less Liabilities – 0.0% (7)			641
	Net Assets – 100%			$10,902,193

Investments in Derivatives

Options Written

Description (8)	Type	Number of Contracts	Notional Amount (9)	Exercise Price	Exercise Date	Value
Delta Air Lines, Inc.	Call	(1)	$(6,250)	$62.5	6/15/18	$(181)
First Data Corporation	Call	(5)	(9,000)	18.0	4/20/18	(475)
Qorvo Inc.	Call	(1)	(7,250)	72.5	5/18/18	(610)
Total Options Written (premiums received $825)		(7)	$(22,500)			$(1,266)

36	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(6)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(8)	Exchange-traded, unless otherwise noted.

(9)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

See accompanying notes to financial statements.

NUVEEN	37

Statement of

Assets and Liabilities	January 31, 2018 (Unaudited)

	Multi-Asset Income	Multi-Asset Income Tax-Aware
Assets
Affiliated long-term investments, at value (cost $7,236,364 and $6,898,395, respectively)	$7,436,532	$7,030,503
Non-Affiliated long-term investments, at value (cost $3,237,382 and $3,306,707, respectively)	3,787,256	3,871,049
Cash	127,448	397,475
Cash denominated in foreign currencies (cost $155 and $216, respectively)	155	217
Receivable for:
Dividends	25,137	22,551
Due from broker	32,158	18,220
Investments sold	26,169	159,834
Reclaims	328	407
Other assets	35,980	35,982
Total assets	11,471,163	11,536,238
Liabilities
Options written, at value (premiums received $825 and $825, respectively)	1,266	1,266
Payable for:
Dividends	32,976	26,476
Investments purchased	16,119	459,483
Shares redeemed	565	14
Accrued expenses:
12b-1 distribution and service fees	56	28
Custodian fees	126,802	112,370
Professional fees	18,009	18,007
Shareholder reporting expenses	22,873	16,189
Trustees fees	59	45
Other	276	167
Total liabilities	219,001	634,045
Net assets	$11,252,162	$10,902,193
Class A Shares
Net assets	$169,942	$26,816
Shares outstanding	7,889	1,250
Net asset value (“NAV”) per share	$21.54	$21.45
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$22.85	$22.76
Class C Shares
Net assets	$26,904	$26,796
Shares outstanding	1,250	1,250
NAV and offering price per share	$21.52	$21.44
Class R6 Shares
Net assets	$26,937	$26,825
Shares outstanding	1,250	1,250
NAV and offering price per share	$21.55	$21.46
Class I Shares
Net assets	$11,028,379	$10,821,756
Shares outstanding	511,740	504,233
NAV and offering price per share	$21.55	$21.46
Net assets consist of:
Capital paid-in	$10,461,529	$10,165,963
Undistributed (Over-distribution of) net investment income	2,976	11,968
Accumulated net realized gain (loss)	37,985	28,170
Net unrealized appreciation (depreciation)	749,672	696,092
Net Assets	$11,252,162	$10,902,193
Authorized shares – per class	Unlimited	Unlimited
Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

38	NUVEEN

Statement of

Operations	Six Months Ended January 31, 2018 (Unaudited)

	Multi-Asset Income	Multi-Asset Income Tax-Aware
Investment Income
Dividends from affiliated investments	$176,275	$125,071
Dividends from non-affiliated investments	41,928	60,584
Foreign tax withheld from non-affiliated investments	(2,042)	(2,575)
Total investment income	216,161	183,080
Expenses
Management fees	30,151	29,564
12b-1 service fees – Class A Shares	125	33
12b-1 distribution and service fees – Class C Shares	132	131
Shareholder servicing agent fees	371	231
Custodian fees	90,298	77,670
Trustees fees	100	82
Professional fees	18,245	18,233
Shareholder reporting expenses	15,678	6,763
Federal and state registration fees	20,709	20,676
Other	1,279	1,268
Total expenses before fee waiver/expense reimbursement	177,088	154,651
Fee waiver/expense reimbursement	(160,325)	(137,817)
Net expenses	16,763	16,834
Net investment income (loss)	199,398	166,246
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Affiliated investments	97,333	60,008
Non-affiliated investments and foreign currency	26,489	77,123
Capital gain distributions from Underlying Funds	19,662	—
Options purchased	(2,216)	(2,216)
Options written	(40,979)	(41,122)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	1,735	62,200
Non-affiliated investments and foreign currency	326,373	299,975
Options purchased	(273)	(273)
Options written	2,502	2,502
Net realized and unrealized gain (loss)	430,626	458,197
Net increase (decrease) in net assets from operations	$630,024	$624,443

See accompanying notes to financial statements.

NUVEEN	39

Statement of

Changes in Net Assets	(Unaudited)

	Multi-Asset Income		Multi-Asset Income Tax-Aware
	Six Months Ended 1/31/18	For the Period 9/26/16 (commencement of operations) through 7/31/17	Six Months Ended 1/31/18	For the Period 9/26/16 (commencement of operations) through 7/31/17
Operations
Net investment income (loss)	$199,398	$347,122	$166,246	$277,476
Net realized gain (loss) from:
Affiliated investments	97,333	(36,674)	60,008	(46,919)
Non-affiliated investments and foreign currency	26,489	46,498	77,123	51,822
Capital gain distributions from Underlying Funds	19,662	—	—	—
Options purchased	(2,216)	(8,258)	(2,216)	(8,258)
Options written	(40,979)	(50,398)	(41,122)	(50,373)
Change in net unrealized appreciation (depreciation) of:
Affiliated investments	1,735	198,433	62,200	69,908
Non-affiliated investments and foreign currency	326,373	223,572	299,975	264,449
Options purchased	(273)	(807)	(273)	(807)
Options written	2,502	(1,863)	2,502	(1,863)
Net increase (decrease) in net assets from operations	630,024	717,625	624,443	555,435
Distributions to Shareholders
From net investment income:
Class A Shares	(1,772)	(1,238)	(368)	(630)
Class C Shares	(367)	(662)	(270)	(490)
Class R6 Shares	(495)	(847)	(398)	(675)
Class I Shares	(199,462)	(337,255)	(158,599)	(268,703)
From accumulated net realized gains from investment transactions:
Class A Shares	—	(38)	—	(34)
Class C Shares	—	(38)	—	(34)
Class R6 Shares	—	(38)	—	(34)
Class I Shares	—	(14,886)	—	(13,498)
Decrease in net assets from distributions to shareholders	(202,096)	(355,002)	(159,635)	(284,098)
Fund Share Transactions
Proceeds from sale of shares	439,401	10,143,124	165,300	10,100,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,238	369	777	—
	443,639	10,143,493	166,077	10,100,000
Cost of shares redeemed	(979)	(124,542)	(29)	(100,000)
Net increase (decrease) in net assets from Fund share transactions	442,660	10,018,951	166,048	10,000,000
Net increase (decrease) in net assets	870,588	10,381,574	630,856	10,271,337
Net assets at the beginning of period	10,381,574	—	10,271,337	—
Net assets at the end of period	$11,252,162	$10,381,574	$10,902,193	$10,271,337
Undistributed (Over-distribution of) net investment income at the end of period	$2,976	$5,674	$11,968	$5,357

See accompanying notes to financial statements.

40	NUVEEN

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NUVEEN	41

Financial

Highlights (Unaudited)

Multi-Asset Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/26)
2018(g)	$20.71	$0.38	$0.82	$1.20	$(0.37)	$—	$(0.37)	$21.54
2017(f)	20.00	0.64	0.74	1.38	(0.64)	(0.03)	(0.67)	20.71
Class C (9/26)
2018(g)	20.70	0.29	0.82	1.11	(0.29)	—	(0.29)	21.52
2017(f)	20.00	0.52	0.74	1.26	(0.53)	(0.03)	(0.56)	20.70
Class R6 (9/26)
2018(g)	20.72	0.39	0.84	1.23	(0.40)	—	(0.40)	21.55
2017(f)	20.00	0.69	0.74	1.43	(0.68)	(0.03)	(0.71)	20.72
Class I (9/26)
2018(g)	20.72	0.39	0.84	1.23	(0.40)	—	(0.40)	21.55
2017(f)	20.00	0.69	0.74	1.43	(0.68)	(0.03)	(0.71)	20.72

42	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

5.87%	$170	3.64	%*	0.49	%*	0.56	%*	3.56	%*	36%
7.06	46	3.60	*	0.70	*	0.52	*	3.78	*	46

5.43	27	4.27	*	(0.25	)*	1.31	*	2.71	*	36
6.42	26	4.20	*	0.13	*	1.26	*	3.07	*	46

5.99	27	3.28	*	0.74	*	0.30	*	3.71	*	36
7.30	26	3.20	*	1.13	*	0.27	*	4.06	*	46

5.98	11,028	3.28	*	0.73	*	0.31	*	3.70	*	36
7.30	10,284	3.20	*	1.13	*	0.27	*	4.07	*	46

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Each ratio includes the effect of reimbursement of acquired fund fees and expenses attributable to affiliated underlying funds (as disclosed in Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees) as follows:

	Ratios of Reimbursement of Acquired Fund Fees and Expenses to Average Net Assets
Year Ended July 31,	Class A		Class C		Class R6		Class I
2018(g)	0.25	%*	0.25	%*	0.25	%*	0.25	%*
2017(f)	0.30	*	0.30	*	0.30	*	0.30	*

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period September 26, 2016 (commencement of operations) through July 31, 2017.
(g)	For the six months ended January 31, 2018.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	43

Financial Highlights (Unaudited) (continued)

Multi-Asset Income Tax-Aware

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/26)
2018(g)	$20.53	$0.30	$0.91	$1.21	$(0.29)	$—	$(0.29)	$21.45
2017(f)	20.00	0.51	0.55	1.06	(0.50)	(0.03)	(0.53)	20.53
Class C (9/26)
2018(g)	20.52	0.23	0.91	1.14	(0.22)	—	(0.22)	21.44
2017(f)	20.00	0.39	0.55	0.94	(0.39)	(0.03)	(0.42)	20.52
Class R6 (9/26)
2018(g)	20.54	0.33	0.91	1.24	(0.32)	—	(0.32)	21.46
2017(f)	20.00	0.56	0.55	1.11	(0.54)	(0.03)	(0.57)	20.54
Class I (9/26)
2018(g)	20.54	0.33	0.91	1.24	(0.32)	—	(0.32)	21.46
2017(f)	20.00	0.55	0.56	1.11	(0.54)	(0.03)	(0.57)	20.54

44	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

5.96%	$27	3.18	%*	0.28	%*	0.57	%*	2.89	%*	38%
5.43	26	3.29	*	0.30	*	0.55	*	3.04	*	48

5.57	27	3.92	*	(0.46	)*	1.32	*	2.15	*	38
4.79	26	4.04	*	(0.45	)*	1.30	*	2.29	*	48

6.08	27	2.92	*	0.54	*	0.31	*	3.15	*	38
5.67	26	3.03	*	0.56	*	0.29	*	3.29	*	48

6.08	10,822	2.92	*	0.54	*	0.32	*	3.15	*	38
5.67	10,194	3.03	*	0.55	*	0.30	*	3.29	*	48

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Each ratio includes the effect of reimbursement of acquired fund fees and expenses attributable to affiliated underlying funds (as disclosed in Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees) as follows:

	Ratios of Reimbursement of Acquired Fund Fees and Expenses to Average Net Assets
Year Ended July 31,	Class A		Class C		Class R6		Class I
2018(g)	0.24	%*	0.24	%*	0.24	%*	0.24	%*
2017(f)	0.27	*	0.27	*	0.27	*	0.27	*

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period September 26, 2016 (commencement of operations) through July 31, 2017.
(g)	For the six months ended January 31, 2018.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	45

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Trust V (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Multi-Asset Income Fund (“Multi-Asset Income”) and Nuveen Multi-Asset Income Tax-Aware Fund (“Multi-Asset Income Tax-Aware”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Funds is January 31, 2018, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2018 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Investment Advisers, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. Each Fund also has a number of additional sub-advisers (the “Managers”), each of which will directly invest, and be responsible for the day-to-day management of, that portion of the Fund’s assets that is allocated to them. The Sub-Adviser is responsible for allocating each Fund’s assets among underlying funds and the Managers.

Investment Objectives

Multi-Asset Income’s investment objective is to seek current income. Multi-Asset Income Tax-Aware’s investment objective is to seek current income, a portion of which is exempt from regular federal income tax. The secondary investment objective of the Funds is to seek capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, if any, is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

46	NUVEEN

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

NUVEEN	47

Notes to Financial Statements (Unaudited) (continued)

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The values of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

48	NUVEEN

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Multi-Asset Income	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Affiliated Investment Companies	$7,436,532	$—		$—	$7,436,532
Common Stocks	2,582,634	1,014,885	**	—	3,597,519
Non-Affiliated Exchange-Traded Funds	170,191	—		—	170,191
$25 Par (or similar) Retail Preferred	13,480	—		—	13,480
Convertible Preferred Securities	—	6,066	**	—	6,066
Investments in Derivatives:
Options Written	(1,266)	—		—	(1,266)
Total	$10,201,571	$1,020,951		$—	$11,222,522

Multi-Asset Income Tax-Aware
Long-Term Investments*:
Affiliated Investment Companies	$7,030,503	$—		$—	$7,030,503
Common Stocks	2,546,496	1,034,567	**	—	3,581,063
Non-Affiliated Exchange-Traded Funds	271,217	—		—	271,217
$25 Par (or similar) Retail Preferred	13,082	—		—	13,082
Convertible Preferred Securities	—	5,687	**	—	5,687
Investments in Derivatives:
Options Written	(1,266)	—		—	(1,266)
Total	$9,860,032	$1,040,254		$—	$10,900,286
*	Refer to the Fund’s Portfolio of Investments for industry classifications, when applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

NUVEEN	49

Notes to Financial Statements (Unaudited) (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. ET. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from non-affiliated investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of non-affiliated investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period each Fund purchased a small amount of call options as part of their overwrite strategy, sold call options on equity indices as per their stated strategy, with the notional amount of these options averaging 10% of each Fund’s assets and bought/sold put options on up to 5% of their portfolios.

The average notional amount of outstanding options purchased and options written during the current fiscal period, was as follows:

	Multi-Asset Income	Multi-Asset Income Tax-Aware
Average notional amount of outstanding call options purchased*	$18,333	$18,333

50	NUVEEN

	Multi-Asset Income	Multi-Asset Income Tax-Aware
Average notional amount of outstanding call options written*	$(341,667)	$(341,667)

	Multi-Asset Income	Multi-Asset Income Tax-Aware
Average notional amount of outstanding put options purchased*	$178,333	$178,333
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period. The Funds did not have any outstanding call and put options purchased at the end of the current fiscal period.

The following table presents the fair value of all options written by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Multi-Asset Income
Equity price	Options	—	$ —	Options written, at value	$(1,266)
Multi-Asset Income Tax-Aware
Equity price	Options	—	$ —	Options written, at value	$(1,266)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased and options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased/Written	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased/Written
Multi-Asset Income	Equity price	Options Purchased	$(2,216)	$(273)
Multi-Asset Income	Equity price	Options Written	(40,979)	2,502
Multi-Asset Income Tax-Aware	Equity price	Options Purchased	(2,216)	(273)
Multi-Asset Income Tax-Aware	Equity price	Options Written	(41,122)	2,502

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

NUVEEN	51

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 1/31/18		For the period 9/26/16 (commencement of operations) through 7/31/17
Multi-Asset Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,641	$118,413	3,385	$68,124
Class C	—	—	1,250	25,000
Class R6	—	—	1,250	25,000
Class I	15,340	320,988	501,303	10,025,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	62	1,307	18	369
Class C	—	—	—	—
Class R6	—	—	—	—
Class I	139	2,931	—	—
	21,182	443,639	507,206	10,143,493
Shares redeemed:
Class A	(17)	(355)	(1,200)	(24,542)
Class C	—	—	—	—
Class R6	—	—	—	—
Class I	(29)	(624)	(5,013)	(100,000)
	(46)	(979)	(6,213)	(124,542)
Net increase (decrease)	21,136	$442,660	500,993	$10,018,951

	Six Months Ended 1/31/18		For the period 9/26/16 (commencement of operations) through 7/31/17
Multi-Asset Income Tax-Aware	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	1,250	$25,000
Class C	—	—	1,250	25,000
Class R6	—	—	1,250	25,000
Class I	7,901	165,300	501,389	10,025,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R6	—	—	—	—
Class I	36	777	—	—
	7,937	166,077	505,139	10,100,000
Shares redeemed:
Class A	—	—	—	—
Class C	—	—	—	—
Class R6	—	—	—	—
Class I	(1)	(29)	(5,092)	(100,000)
	(1)	(29)	(5,092)	(100,000)
Net increase (decrease)	7,936	$166,048	500,047	$10,000,000

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current reporting period were as follows:

	Multi-Asset Income	Multi-Asset Income Tax-Aware
Purchases:
Affiliated investments	$1,613,813	$1,554,364
Non-affiliated investments	2,521,976	2,547,513
Sales:
Affiliated investments	1,078,017	1,405,553
Non-affiliated investments	2,716,493	2,592,280

52	NUVEEN

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of January 31, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	Multi-Asset Income	Multi-Asset Income Tax-Aware
Tax cost of investments	$10,477,420	$10,229,718
Gross unrealized:
Appreciation	$840,847	$831,432
Depreciation	(94,479)	(159,598)
Net unrealized appreciation (depreciation) of investments	$746,368	$671,834

	Multi-Asset Income	Multi-Asset Income Tax-Aware
Tax cost of options written	$(825)	$(825)
Net unrealized appreciation (depreciation) of options written	(441)	(441)

Permanent differences, primarily due to foreign currency transactions, investments in partnerships, investments in passive foreign investment companies, distribution reallocations and nondeductible stock issuance costs, resulted in reclassifications among the Funds' components of net assets as of July 31, 2017, the Funds' last tax year end, as follows:

	Multi-Asset Income	Multi-Asset Income Tax-Aware
Capital paid-in	$(82)	$(84)
Undistributed (Over-distribution of) net investment income	(1,446)	(1,621)
Accumulated net realized gain (loss)	1,528	1,705

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of July 31, 2017, the Funds' last tax year end, were as follows:

	Multi-Asset Income	Multi-Asset Income Tax-Aware
Undistributed net tax-exempt income[1]	$39,731	$33,134
Undistributed net ordinary income[1,2]	—	—
Undistributed net long-term capital gains	—	—
[1]	Undistributed net tax-exempt income and ordinary income (on a tax basis) has not been reduced for the dividends declared during the period July 1, 2017 through July 31, 2017, and paid on August 1, 2017.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended July 31, 2017 was designated for purposes of the dividends paid deduction as follows:

For the period September 26, 2016 (commencement of operations) through July 31, 2017	Multi-Asset Income	Multi-Asset Income Tax-Aware
Distributions from net tax-exempt income	$—	$125,509
Distributions from net ordinary income[2]	313,522	123,669
Distributions from net long-term capital gains	8,444	8,443
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

NUVEEN	53

Notes to Financial Statements (Unaudited) (continued)

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds have elected to defer losses as follows:

	Multi-Asset Income	Multi-Asset Income Tax-Aware
Post-October capital losses[3]	$61,241	$43,897
Late-year ordinary losses[4]	—	—
[3]	Capital losses incurred from November 1, 2016 through July 31, 2017, the Funds’ last tax year end.
[4]	Ordinary losses incurred from January 1, 2017 through July 31, 2017 and/or specified losses incurred from November 1, 2016 through July 31, 2017.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Multi-Asset Income	Multi-Asset Income Tax-Aware
For the first $125 million	0.4000%	0.4000%
For the next $125 million	0.3875	0.3875
For the next $250 million	0.3750	0.3750
For the next $500 million	0.3625	0.3625
For the next $1 billion	0.3500	0.3500
For the next $3 billion	0.3250	0.3250
For the next $2.5 billion	0.3000	0.3000
For the next $2.5 billion	0.2875	0.2875
For net assets over $10 billion	0.2750	0.2750

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end Funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2018, the complex-level fee for each Fund was 0.1591%.

The Adviser has agreed to waive fees and/or reimburse expenses so that each Fund’s total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% of the average daily net assets any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 Shares will be less than the expense limitation. These fee waivers and expense limitations are in effect through July 31, 2019, and may be terminated or modified prior to that time only with the approval of the Board. In addition to the foregoing waiver, the Fund’s Adviser also has agreed to reimburse each Fund for that portion of acquired fund fees and expenses that is attributable to the indirect management fees incurred through the Fund’s investments in affiliated

54	NUVEEN

underlying funds. The amount of this reimbursement will fluctuate depending on the Fund’s daily allocations to affiliated underlying funds. This reimbursement is expected to remain in effect permanently and it cannot be terminated without the approval of the Board.

Other Transactions with Affiliates

Affiliated Investment Companies

Information regarding each Fund’s investments in affiliated investment companies as of the end of the reporting period were as follows:

Multi-Asset Income

Description	Shares as of 1/31/18	Value as of 7/31/17	Purchases	Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of 1/31/18	Dividend Income	Capital Gains Distributions from Underlying Fund
Nuveen Core Plus Bond Fund (Class R6)	134,189	$1,003,043	$476,638	$—	$—	$(18,358)	$1,461,323	$17,624	$—
Nuveen High Yield Municipal Bond Fund (Class R6)	64,516	1,007,077	98,460	—	—	6,090	1,111,627	27,095	—
Nuveen Preferred Securities Fund (Class R6)	—	723,796	11,924	730,485	21,799	(27,034)	—	15,283	—
Nuveen Real Asset Income Fund (Class R6)	—	506,534	—	506,534	8,519	(8,519)	—	4,201	—
Nuveen Symphony Floating Rate Income Fund (Class R6)	39,935	1,289,712	166,924	663,502	(4,239)	(1,773)	787,122	24,443	—
Nuveen Symphony High Yield Bond Fund (Class R6)	43,381	618,828	119,080	—	—	(13,442)	724,466	22,211	—
TIAA-CREF Emerging Markets Debt Fund (Class I)	106,740	305,862	798,851	—	—	(5,287)	1,099,426	19,138	17,470
TIAA-CREF Emerging Markets Equity Index Fund (Class I)	31,508	699,606	—	353,062	49,520	13,863	409,927	8,104	—
TIAA-CREF High Yield Fund (Class I)	92,704	701,365	213,893	—	—	(6,756)	908,502	18,655	—
TIAA-CREF International Equity Index Fund (Class I)	27,773	224,030	314,681	—	—	50,914	589,625	15,592	—
TIAA-CREF Large-Cap Growth Index Fund (Class I)	11,160	452,128	321,525	462,910	21,734	12,037	344,514	3,929	2,192
Total		$7,531,981	$2,521,976	$2,716,493	$97,333	$1,735	$7,436,532	$176,275	$19,662

Multi-Asset Income Tax-Aware

Description	Shares as of 1/31/18	Value as of 7/31/17	Purchases	Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of 1/31/18	Dividend Income
Nuveen All-American Municipal Bond Fund (Class R6)	79,041	$972,145	$457,376	$517,259	$(10,583)	$12,036	$913,715	$10,669
Nuveen High Yield Municipal Bond Fund (Class R6)	93,467	1,962,399	151,396	517,256	(16,763)	30,664	1,610,440	41,322
Nuveen Inflation Protected Municipal Bond Fund (Class I)	20,434	197,006	21,821	—	—	22	218,849	2,117
Nuveen Limited Term Muncipal Bond Fund (Class I)	130,388	759,043	709,515	37,500	(444)	(17,207)	1,413,407	12,361
Nuveen Real Asset Income Fund (Class R6)	—	49,106	—	49,106	806	(806)	—	407
Nuveen Short Duration High Yield Municipal Bond Fund (Class I)	156,923	1,359,290	667,916	444,801	(9,651)	16,880	1,589,634	35,792
Nuveen Symphony Floating Rate Income Fund (Class R6)	5,115	101,291	—	—	—	(461)	100,830	2,225
TIAA-CREF Emerging Markets Equity Index Fund (Class I)	30,936	808,182	—	471,425	70,660	(4,929)	402,488	8,361
TIAA-CREF International Equity Index Fund (Class I)	21,057	220,662	205,889	18,500	798	38,043	446,892	11,817
TIAA-CREF Large-Cap Growth Index Fund (Class I)	10,827	523,938	333,600	536,433	25,185	(12,042)	334,248	—
Total		$6,953,062	$2,547,513	$2,592,280	$60,008	$62,200	$7,030,503	$125,071

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”) a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Multi-Asset Income	Mulit-Asset Income Tax-Aware
Sales charges collected	$2,613	$—
Paid to financial intermediaries	2,280	—

NUVEEN	55

Notes to Financial Statements (Unaudited) (continued)

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Multi-Asset Income	Multi-Asset Income Tax-Aware
12b-1 fees retained	$111	$111

As of the end of the reporting period, TIAA owned shares of the Funds as follows:

	Multi-Asset Income	Multi-Asset Income Tax-Aware
Class A Shares	1,250	1,250
Class C Shares	1,250	1,250
Class R6 Shares	1,250	1,250
Class I Shares	496,250	496,250

8. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. Subsequent Events

Effective July 2018, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

56	NUVEEN

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. P.O. Box 8530 Boston, MA 02266-8530

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	57

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Bloomberg Barclays U.S. Universal Index: represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Effective Duration: Effective Duration is for a bond with an embedded option when the value is calculated to include the expected change in cash flow caused by the option as interest rates change. This measures the responsiveness of a bond’s price to interest rate changes and illustrates the fact that the embedded option will also affect the bond’s price.

Lipper Flexible Portfolio Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Nuveen Multi-Asset Income Fund Blended Benchmark: A blended return composed of 60% Bloomberg Barclays U.S. Universal Index/40% MSCI All-Country World Index in which the Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index, while the MSCI All-Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Nuveen Multi-Asset Income Tax-Aware Fund Blended Benchmark: A blended return comprised of 60% S&P Municipal Bond Index and 40% MSCI All-Country World Index in which the S&P Municipal Bond Index is an unleveraged, market value weighted index designed to measure the performance of the tax-exempt investment grade U.S. municipal bond market, while the MSCI All-Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value weighted index designed to measure the performance of the tax-exempt, investment grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

58	NUVEEN

Notes

NUVEEN	59

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-MUAI-0118P        445056-INV-B-03/19

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: April 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: April 5, 2018

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: April 5, 2018